EVERY BREAKTHROUGH BEGINS WITH BELIEF August 2026 Corporate Presentation

Forward Looking Statements This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current expectations and beliefs of the management of Neurogene, as well as assumptions made by, and information currently available to, management of Neurogene, including, but not limited to, statements regarding: the therapeutic potential and utility, efficacy and clinical benefits of its programs, including its EXACTTM technology and NGN-401; the potential for commercial approval of NGN-401 and the speed with which any such approval might be obtained; market opportunities for Neurogene's product candidates, including the estimated prevalence of Rett syndrome and expected levels of demand for NGN-401; the safety and tolerability profile of NGN-401; the applicability of reported results from the NGN-401 Phase 1/2 clinical trial to other participants or potential participants; any extrapolation of interim trial results on the likelihood of gaining approval of NGN-401 from the U.S. Food and Drug Administration (FDA) or any other regulator; trial designs and clinical development plans for the EmboldenTM registrational clinical trial of NGN-401 for Rett Syndrome, including the timing and the expected timeline of our Process Performance Qualification (PPQ) activities for our chemistry, manufacturing and controls (CMC) requirements and expectations to supplement the overall safety and durability set with data from the additional participant; the response rate, expected durability and deepening of clinical data results from the NGN-401 clinical trials; expected timing for release of additional data from the Embolden registrational trial; the potential superiority of ICV administration and delivery of a full MECP2 gene as against other potential gene therapies; the potential for NGN-401 to be a best-in-class or first-in-class gene therapy for Rett syndrome; expectations related to payer reimbursement for NGN-401 if approved, including estimates related to potential reimbursement rates, the ease of obtaining reimbursement and the sentiments of payers with respect to value placed on certain outcomes and any impact of potentially implementing an outpatient regimen for NGN-401; the ability to and speed with which Neurogene could convert existing clinical trial sites to commercial sites if it is successful in obtaining regulatory approval for the commercialization of NGN-401; the potential for success of the Embolden registrational clinical trial of NGN-401 for Rett Syndrome; expected future interactions with or positions of the FDA or foreign regulatory authorities, including the timing and outcome of any such interaction and anticipated benefits of any regulatory designation for Neurogene's product candidates, including the FDA’s Breakthrough Therapy designation and RMAT designation, the EMA's PRIME designation and participation in the FDA's START program with respect to NGN-401; the benefits of Neurogene's in-house manufacturing capabilities; anticipated early-stage discovery and expectations regarding the initiation of future clinical trials for programs in development; the timing and achievement of any catalyst for value creation for Neurogene; and Neurogene's cash runway, including the time period over which existing cash resources may be sufficient to fund the Company’s operations. 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Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation factors included in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10- Q filed with the Securities and Exchange Commission, as well as risk factors associated with companies, such as Neurogene, that operate in the biopharma industry. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Neurogene’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that the contemplated results of any such forward-looking statements will be achieved. Forward-looking statements in this communication speak only as of the day they are made and are qualified in their entirety by reference to the cautionary statements herein. Except as required by applicable law, Neurogene undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Industry and Market Data Certain information contained in this Presentation relates to or is based on studies, publications, surveys and Neurogene’s own internal estimates and research. In this Presentation, Neurogene relies on, and refers to, publicly available information and statistics regarding market participants in the sector in which Neurogene competes and other industry data. Any comparison of Neurogene to any other entity assumes the reliability of the information available to Neurogene. Neurogene obtained this information and statistics from third-party sources, including reports by market research firms and company filings. In addition, all of the market data included in this Presentation involve a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Neurogene believes its internal research is reliable, such research has not been verified by any independent source and Neurogene has not independently verified the information. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but Neurogene will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Disclaimer 2

3 To develop life-changing genetic medicines for people and their families impacted by devastating neurological diseases OUR MISSION Biology-first design Precision delivery for maximum drug distribution EXACT platform for precise transgene expression Driven by patients and families in need OUR APPROACH

NGN-401 is Rapidly Advancing Towards Commercialization as a Potential Transformative One-Time Treatment for Rett Syndrome

Potential Best-in-Class Treatment for Rett Syndrome

- Compelling clinical evidence showing durable multidomain improvements demonstrated across full spectrum of disease severity
- Received FDA Breakthrough Therapy designation, in addition to START Pilot Program, RMAT and other regulatory designations

Clear Path to Registration with Single Registrational Trial for Broadest Age Range

- Key elements of Embolden™ registrational trial aligned with FDA, including a single trial for ages ≥ 3 years
- Completed dosing (N=25) in Embolden, exceeding target dosing due to high demand from Rett syndrome community

High-Value Rare Disease with Significant Opportunity to Improve Patient Lives

Early commercial-readiness activities underway to transform multi-billion-dollar market burdened by lifelong, high-intensity medical care

Upcoming Milestones

- Topline data from Embolden **anticipated in 2H 2027**
- Completion of BLA-enabling Process Performance Qualification (PPQ) runs **expected by year-end 2026**

Neurogene is Positioned for Significant Value Inflection with Multiple Upcoming Catalysts

NEUROGENE
4

NGN-401 FOR RETT SYNDROME

6 No Approved Disease-Modifying Therapies for Rett Syndrome NGN-401 Gene Therapy Targets Root Cause The Unmet Need • Developmental regression begins at 6–18 months • Previously acquired milestones are lost • Development plateaus at age ~3 • Milestone acquisition is rare post- regression • Patients require lifelong, 24/7 care • No approved therapies to address underlying cause, current options limited to symptom management The Market 15,000–20,000 patients — US, EU & UK 1 in 10,000 female births | ~175–180 new cases/yr (U.S.) U.S. Real-World Data – ~6,000 Diagnosed 52% Pediatric 48% Adult All living with profound unmet need The Opportunity • The Rett syndrome community is increasingly seeking therapies that can deliver meaningful and durable functional improvements • Patient population across all age groups creates the potential for broad adoption of transformative therapies Rett syndrome is a lifelong disease. The opportunity spans every age group and remains entirely unaddressed at the genetic level NGN-401 is designed to deliver functional MECP2 — targeting the root cause with the potential to restart typical developmental progression Major market prevalence based on internal estimates; U.S. prevalence estimate based on published incidence rates; Laurvick CL, et al. J Pediatr 2006;148(3):347–352. WW incidence estimate based on published incidence rates; Pini G, et al. Orphanet Journal of Rare Diseases (2016) 11:132. Cheng et al., BMC Neurology, 2023 (IQVIA Claims, N=5,940)

NGN-401: Purposefully Designed to Be the Best-in-Class Gene Therapy for Rett Syndrome 7 Full-length MECP2 to translate functional MeCP2 protein NGN-401 Construct Only Gene Therapy Designed to Safely Deliver Full-length Protein to Key Areas of the Brain and Nervous System to Maximize Benefit ICV delivery to achieve the broadest targeting of brain and nervous system EXACT transgene regulation technology designed to safely achieve target levels

NGN-401 CLINICAL PROGRAM

NGN-401 Phase 1/2 Trial Update: Clinically Meaningful, Durable Improvement Across Key Rett Syndrome Domains, Deepens Over Time

100%

of Phase 1/2 participants (N=10) gained ≥1 developmental milestone and improved on CGI-I

80% met Embolden composite responder definition at 12 months (8 of 10)

47

total milestones gained

4.7 average milestones per participant

30

months of **continued improvement post-dose**

no plateau observed – no milestones lost

Restarted Development

Milestones acquired in a **developmentally ordered stepwise sequence** — suggesting a **restart of developmental trajectory**

Real-World Impact

- ↑ **Gains across daily living**
- ↑ **Increased independence**
- ↓ **Reduced caregiver burden**

Safety: 1E15 vg dose generally well-tolerated

Embolden™ Registrational Trial: All 25 participants successfully dosed – overenrolled based on demand from the Rett syndrome community

Topline Results Expected 2H 2027

NEUROGENE

Efficacy data as of data cutoff date of June 16, 2026
1E15 vg dose generally well-tolerated as of August 10, 2026
CGI-I = Clinician Global Impression-Improvement

9

100% of Phase 1/2 participants (N=10) gained ≥1 developmental milestone and improved on CGI-I at ≥12 months Rapid onset of clinical response, with median first improvement observed at 2 months post-treatment, followed by early emergence of developmental milestones Durable, deepening treatment effect — developmental milestones continued to accumulate over time – Developmental milestone gains increased by 95% from 6 to 12 months and 147% from 6 to ≥12 months – Durable treatment effect, with no plateau and no loss of milestones in any participant through 30 months of follow-up Broad, multidomain functional impact demonstrated consistently across core disease domains, regardless of age, disease severity or genotype – 7 of 10 participants gained ≥2 developmental milestones – 7 of 10 participants gained milestones in ≥2 core Rett syndrome domains – Durable, multidomain gains drive increased independence in activities of daily living, reduced caregiver burden and enhanced social engagement Robust, clinically meaningful responses at 6 months, 12 months and beyond support clear path to potential BLA – Average milestones per participant showed robust response: 1.9 at 6 months, 3.7 at 12 months, deepening to 4.7 at ≥12 months – Embolden overenrolled by 25% (N=25), across broad age range, strengthening statistical power and potential for broader label – Phase 1/2 data exceeds Embolden’s minimum success threshold by 2.4x No new treatment-related SAEs and no DLTs observed in any participants, with all participants ≥12 months of follow-up Long-term Phase 1/2 Data Demonstrate Broad, Consistent Multidomain Developmental Gains that Support Registration Regardless of Age, Disease Severity or Genotype 10As of data cutoff date of June 16, 2026

NGN-401 Clinical Study Design for Treatment of Rett Syndrome

Phase 1/2 converted into a single registrational study

Study Design

- Baseline-controlled, open-label, multicenter, single-arm pivotal trial (13 US sites)
- Evaluates efficacy, safety & tolerability of one-time ICV-delivered NGN-401

Population Eligibility Criteria

- Females with genetically confirmed classic Rett syndrome
- Post-regression (≥6 months since last skill loss); CGI-S 4–6 at screening

Key Clinical Assessments

- CGI-I and CGI-S with Rett-specific anchors
- Developmental milestones
- RSGMS and RSHFS

Phase 1/2 Trial
1E15 vg

Dosing complete (N=10)
Ages 4-10, ≥11 years old

→

Embolden Registrational Trial
1E15 vg

Dosing complete (N=25)
Primary efficacy population (N=24)
Ages ≥3 years old

EMBOLDEN PRIMARY ENDPOINT · RESPONDER REQUIRES BOTH AT 12 MONTHS

CGI-I ≤3 + **Gain from baseline of ≥1 developmental milestone**

35 **participants dosed at the 1E15 vg dose**
Total NGN-401 safety database — Phase 1/2 + Embolden

CGI-S = Clinical Global Impression–Severity; ICV = intracerebroventricular; RSGMS = Rett Syndrome Gross Motor Scale; RSHFS = Rett Syndrome Hand Function Scale; vg = vector genomes

NEUROGENE 11

28 Clearly Defined Developmental Milestones: Derived from Natural History Study & Key Component of Primary Endpoint 12 Fine Motor/ Hand Function Gross Motor/Ambulation Communication Reached for toy Taken a drink from a cup held without assistance Used raking grasp to retrieve an object Used a pincer grasp (either refined or modified) Finger fed Transferred an object from one hand to the other Used a spoon/fork to eat without assistance Sat with support when placed Sat without support when placed Come to sitting Pulled to standing Stood while holding on Stood independently Cruised around furniture or holding on to someone (i.e., walk with support) Walked independently Climbed up stairs with help Climbed up stairs without help Climbed down stairs with help Climbed down stairs without help Ran 10 feet without falling Responded to familiar names/words Followed a command with a gesture Followed a command without a gesture Pointed for something they want Waved bye -bye Babbled Used words with meaning Spoken in phrases (2 words or more with meaning)

Rigorous Embolden Milestone Criteria Evaluation Applied to Phase 1/2 Data 13 Baseline Assessment Post-Treatment Evidence Milestones documented in caregiver and CGI videos Evaluation Methods Gain from baseline scored by independent central rating using pre-specified Embolden criteria Utilizing the same standardized assessment criteria enables the Phase 1/2 developmental milestone data to be comparable to the Embolden definition Milestones confirmed absent at baseline — from medical history, caregiver report and video

Evaluating the Impact of NGN-401 Across Full Spectrum of Disease Severity and Ages 14 As of data cutoff date of June 16, 2026 Pt = Participant Pediatric Cohort (N=8) Adult / Adolescent Cohort (N=2) Pt:1 Pt:2 Pt:3 Pt:4 Pt:5 Pt:6 Pt:7 Pt:8 Pt:9 Pt:10 Age at Dosing (Years) 7 4 6 7 6 4 6 8 18 14 Baseline CGI-S Score 4 Moderately Ill 5 Markedly Ill 5 Markedly Ill 5 Markedly Ill 6 Severely Ill 5 Markedly Ill 4 Moderately Ill 4 Moderately Ill 4 Moderately Ill 5 Markedly Ill Genetic Variant Severity Mild Severe Severe Severe Severe Moderate Mild-Moderate Mild-Moderate Severe Severe Follow-up Period (Months) 30 24 24 24 18 12 12 12 15 12 Baseline Characteristics of the Phase 1/2 Participants

Restarting Developmental Progression is the Goal for a One-time Gene Therapy

Typical Development

Organized, cumulative acquisition of developmental milestones


Birth
Years

Developmental milestones build over time across domains in a coordinated and integrated manner

Rett Syndrome

Milestones lost in regression, exceedingly rare to gain milestones post-regression


Regression
(age ~1-3 years)
Birth
Years

Simple developmental milestones are gained and then lost during regression, leading to 24/7, lifelong care

Restarted Developmental Progression

NGN-401 has potential to restart the typical developmental progression


NGN-401
Birth
Years

Restart of developmental trajectory across multiple domains can lead to increased independence and reduced caregiver burden

NEUROGENE

Frankenburg et al., Denver II Technical Manual; May D, *et al. J Neurodev Disord*. 2024;16(1):42
Graphs for illustrative purposes only

15

Pt:1 Developmental Milestones Gained in Ordered, Developmental Progression Baseline NGN-401 Restarted Developmental Progression 12 300 Taken a drink from a cup held without assistance Used a pincer grasp Used a spoon/fork to eat without assistance Transferred an object from one hand to the other Climbed up stairs without help Climbed down stairs without help Heel-to-toe walking Come to sitting Followed a command without a gesture Pointed for something they want Waved bye bye Fine motor Raking, no ability to hold objects Gross motor Walking, ataxic gait, no ability to climb stairs Communication Severe impairment, unable to follow commands or indicate wishes Age: 7 Months Post NGN-401 Initiation 16As of data cutoff date of June 16, 2026

Pt:1 Multidomain Improvements Led to New Abilities Beyond Developmental Milestones

At baseline (Age 7):	**Impaired hand use,** raking, no ability to hold objects	**Gross motor impairment,** ataxic, unable to climb stairs	**Severe communication impairment,** unable to follow commands

Moves more independently at home



Gets in/out of bathtub, on/off furniture & up/down stairs, without help

Joins family outings



Shops with Mom, carrying the basket with both hands

Navigates the world independently



Climbs in & out of the car & shuts the door herself

Follows multi-step directions



Carries her backpack, takes the stairs, & closes the door – following directions in 2 languages

Follows instructions to pick the right colors



Uses hands to select correct colors when asked

Greets family in context



Waves hello to greet people on video calls

Enhanced Independence and Reduced Caregiver Burden Post-NGN-401

NEUROGENE

As of data cutoff date of June 16, 2026

17

Pt:2 Developmental Milestones Gained in Ordered, Developmental Progression Months Post NGN-401 Initiation 12 240 Baseline NGN-401 Restarted Developmental Progression Fine motor Severe impairment, unable to use hands Gross motor Impaired, ataxic, help to stand Communication Severe impairment, unable to follow commands, non- verbal Age: 4 Reached for toy Taken a drink from a cup held without assistance Finger fed Used raking grasp to retrieve an object Pulled to standing Stepped off curb with help Bent down, touched floor, and recovered Come to sitting Followed a command without a gesture Responded to familiar names/words Climbed up stairs with help Used words with meaning “Mama” 18As of data cutoff date of June 16, 2026

Pt:2 Multidomain Improvements Led to New Abilities Beyond Developmental Milestones

At baseline (Age 4):	**Severe impairment,** unable to use hands	**Gross motor impairment,** ataxic, needs help to stand	**Severe communication impairment,** unable to follow commands

Less caregiver assistance at mealtime



Self-feeds and holds own drinks

Moves more independently with less supervision



Bends down to pick up toys & blankets without help

Connects with family



Turns when called, says words with meaning & follows instructions

Enhanced Independence and Reduced Caregiver Burden Post-NGN-401

NEUROGENE
As of data cutoff date of June 16, 2026
19

Pt:3 Multidomain Improvements Led to New Abilities Beyond Developmental Milestones 20As of data cutoff date of June 16, 2026 Requires less physical support to stand and move Follows directions in two languages and chooses the correct puzzle piece Self-feeds using a pincer grasp Uses both hands to follow instructions Stands and moves with less help Feeds herself Enhanced Independence and Reduced Caregiver Burden Post-NGN-401 Impaired hand use, raking grasp Severe gross motor impairment, cannot sit/stand/walk independently Severe communication impairment, unable to follow commands At baseline (Age 6):

Pt:4 Multidomain Improvements Led to New Abilities Beyond Developmental Milestones

At baseline (Age 7):

Impaired hand use, raking grasp

Severe gross motor impairment, cannot sit/stand/walk independently

Severe communication impairment, unable to follow commands

Eats on her own



Feeds herself with a regular spoon — easier, more independent mealtimes

Sits up by herself



Pushes herself up from lying down, moving through her day with more freedom

Controls her space



Turns the lights on and off herself, taking charge of her surroundings

Plays with Mom with both hands



Catches a ball with both hands and plays back-and-forth with others

Joins in family play



Plays with balloons at a family celebration, demonstrating her new hand use

Makes her own needs known



Tells her caregiver what she wants more reliably using her communication device

Connects with family



Shares more moments with family, including giving "high fives"

Enhanced Independence and Reduced Caregiver Burden Post-NGN-401

NEUROGENE As of data cutoff date of June 16, 2026

21

Rapid Response Observed Post NGN-401 that Deepened Over Time 22 0 3 6 9 12 15 18 24 30 36 Months post-NGN-401 Pt:1 Pt:2 Pt:3 Pt:4 Pt:5 Pt:6 Pt:7 Pt:8 Pt:9 Pt:10 Response Over Time in the Phase 1/2 Trial Total developmental milestones 47 4.7 Average milestones per participant CGI-I ≤ 3 + ≥ 1 Developmental Milestone from Embolden List CGI-I response First developmental milestone 2 months Median time to first response As of data cutoff date of June 16, 2026 Four previously disclosed developmental milestones included are derived from other validated scales and are not included in the Embolden list: Pt. 1 - Heel to toe walking – 9 mos.; Pt. 2 – Bent down, touched floor and recovered – 9 mos.; Stepped off curb with help – 12 mos.; Pt. 8 – Bent down, touched floor and recovered – 3 mos.

Developmental Milestones Increased by Domain Over Time Post-NGN-401 Treatment NGN-401 Drove Durable Accumulation of Multidomain Milestones Across Core Domains That Matter Most to Caregivers 23 As of data cutoff date of June 16, 2026 Four previously disclosed developmental milestones included are derived from other validated scales and are not included in the Embolden list: Pt. 1 – Heel to toe walking – 9 mos.; Pt. 2 – Bent down, touched floor and recovered – 9 mos.; Stepped off curb with help – 12 mos.; Pt. 8 – Bent down, touched floor and recovered – 3 mos. *N=6 participants with data > 12 mos. post-NGN-401 and N=4 participants with 12-month data 3 4 6 10 14 2 6 7 13 15 4 9 14 14 18 3 Mos. 6 Mos. 9 Mos. 12 Mos. ≥12 Mos.* 19 9 27 37 # o f D ev el o p m en ta l M ile st o n es A ch ie ve d Fine Motor/Hand Function Expressive & Receptive Communication Gross Motor/Ambulation 47 N = 10 N = 10 N = 10 N = 10 N = 10 0.9 average milestones / participant 1.9 average milestones / participant 2.7 average milestones / participant 3.7 average milestones / participant 4.7 average milestones / participant • Milestones increased by 95% from 6 to 12 months and 147% from 6 to ≥12 months post-NGN-401 • 7 of 10 participants gained: • ≥2 milestones • Milestones in ≥2 core domains

Milestones Gained from Embolden List Across 10 Phase 1/2 Participants Treated with NGN-401

21 of 28 Total Milestones Gained from Embolden Milestone List

Fine Motor / Hand Function

7/7

- ✓ Reached for toy
- ✓ Taken a drink from a cup held without assistance
- ✓ Used a pincer grasp (either refined or modified)
- ✓ Used raking grasp to retrieve an object
- ✓ Finger fed
- ✓ Transferred an object from one hand to the other
- ✓ Used a spoon/fork without assistance

Participating in self care and increasing independence — playing games with family, feeding themselves, drinking from a cup

Gross Motor / Ambulation

7/13

- ✓ Sat without support when placed
- ✓ Come to sitting
- ✓ Pulled to standing
- ✓ Cruised / walk with support
- ✓ Climbed up stairs with help
- ✓ Climbed up stairs without help
- ✓ Climbed down stairs without help

Moving more independently — sitting up, standing, and walking — easing everyday care for families

Communication

7/8

- ✓ Responded to familiar names/words
- ✓ Followed a command with a gesture
- ✓ Followed a command without a gesture
- ✓ Pointed for something they want
- ✓ Waved bye-bye
- ✓ Used words with meaning
- ✓ Spoken in phrases

Connecting with the people around them — understanding others, and making their wants and feelings known

NEUROGENE

As of data cutoff date of June 16, 2026

24

NGN-401 Remains Generally Well-Tolerated at the 1E15 vg Dose Level in the Phase 1/2 Trial

Phase 1/2 Trial	**1E15 vg Dose Total N = 10**	
	N	Events
TEAEs related to NGN-401	9	68
Serious TEAEs Unrelated to NGN-401	3	6
Serious TEAEs Related to NGN-401	1	2

- All TEAEs related to NGN-401 have been Grade 1 (mild) or Grade 2 (moderate) in severity; the majority are known potential risks of AAV and have resolved or are resolving
  - Most common related TEAEs: mild ALT/AST elevation
- No new treatment-related SAEs reported since last data cutoff date (October 2025)
  - Two previously disclosed Grade 2 SAEs in Pt:5 resolved
- No cases of hemophagocytic lymphohistiocytosis (HLH)
- No intracerebroventricular (ICV) procedure-related AEs
- No signs or symptoms of MeCP2 overexpression
- Seizures have remained well controlled following NGN-401

NEUROGENE

As of data cutoff date of June 16, 2026
TEAE = Treatment emergent adverse event

25

Robust, Clinically Meaningful Responses Across Participants Support Potential Market Leading Therapy for Rett Syndrome

NGN-401 Phase 1/2 Data (N=10)		
Developmental Milestones	% of participants gained ≥1 developmental milestone at ≥12 months	**100%**
	Average milestones gained per participant	**4.7**
	Total participants achieving: - ≥2 milestones - Response on ≥2 domains	**7 out of 10**
	Average # milestones at: - 6 months - 12 months - ≥12 months	**1.9** **3.7** **4.7**
	% increase from: - 6 to 12 months - 6 to ≥12 months	**95%** **147%**
	# of milestones lost in any participant	**0**
Embolden Composite	% meeting rigorous composite responder definition (CGI-I ≤3 + ≥1 milestone)	**80%**
Rapid Response	Median time to first response observed post treatment	**2 months**
RSGMS RSHFS	Independent, quantitative validated scales of function in Rett syndrome compared to natural history data	• 5.2-point increase vs. 0.8-point decrease ($p<0.001$) • 100% vs. 15% improved in hand function ($p<0.001$)
No new treatment-related SAEs and no DLTs observed in any participants, with all participants ≥12 months of follow-up		

Phase 1/2 shows robust response across key Embolden endpoints having the potential to drive a differentiated label

Embolden fully dosed, topline data expected 2H 2027

As of data cutoff date of June 16, 2026

26

Dosing Completed in Embolden Registrational Trial to Support Planned BLA Submission Immunosuppression: Steroid prophylaxis during first 90 days, followed by taper Developmental Milestones • CGI-I score of ≤ 2 • Gain from baseline of at least 2 developmental milestones Single-Arm, Baseline-Controlled, Open-Label Trial of NGN-401 in Females with Rett Syndrome Responder-based composite endpoint defined as: • CGI-I of ≤ 3 and • Gain from baseline of any one developmental milestone 33% response rate, or 8 of 24 participants, needed for success Primary Endpoint at 12 Months Key Secondary Endpoints • Pre-specified from a list of 28 • Captured through standardized video recordings and rated by independent, central, blinded raters Screening Period (Up to 45 days) NGN-401 One-time 1E15 vg dose Patients ≥ 3 years Total participants dosed: n=25 Primary efficacy population: n=24 Primary Observation (12 Months) 27

Natural History Study Cumulative Incidence Model Shows Beyond Age 3, Milestone Gains Are Rare with Minimal Difference at Age 6

Likelihood of gaining a milestone at ≥ 3 years of age is extremely low, based on RNHS analysis

Fine Motor

Example Milestone: Taken a drink from a cup held without assistance

% ever gained/regained: **46%** | At ≥3 years: **4.2%** | At ≥6 years: **1.3%**



Cumulative Incidence
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0
3
6
9
12
15
18
21
Age (years)
At Risk
298
160
106
54
18

Gross Motor

Example Milestone: Cruised around furniture or holding on to someone (i.e., walk with support)

% ever gained/regained: **72%** | At ≥3 years: **1.5%** | At ≥6 years: **0.3%**



Cumulative Incidence
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0
3
6
9
12
15
18
21
Age (years)
At Risk
371
98
71
33
8

Communication

Example Milestone: Used words with meaning

% ever gained/regained: **69%** | At ≥3 years: **2.5%** | At ≥6 years: **0.4%**



Cumulative Incidence
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0
3
6
9
12
15
18
21
Age (years)
At Risk
367
109
76
37
9

Phase 1/2 trial participants were evaluated using the Embolden Developmental Milestone List, and in every age group, NGN-401-treated participants gained multiple milestones

Ex: Participant **Age 4**
10 milestones gained
Age-matched RNHS analysis cumulative incidence rate: **0.3-7.9%**

Ex: Participant **Age 7**
10 milestones gained
Age-matched RNHS analysis cumulative incidence rate: **0.0-2.0%**

Ex: Participant **Age 14**
2 milestones gained
Age-matched RNHS analysis cumulative incidence rate: **0.0%**

NEUROGENE

As of data cutoff date of June 16, 2026
IRSF Scientific Meeting 2026
RNHS: Rett Syndrome Natural History Study

28

Interim Phase 1/2 Data and Key Trial Design Elements Carried Into the Registrational Trial De-risk Embolden Outcomes

Responders in Phase 1/2 Trial Exceed the Bar for Success Established as the Primary Endpoint in the Embolden Trial


80%
Response Rate
(8 of 10)
33%
(8 of 24)
Pre-Specified Minimum Response Rate for Success
% Responders at 12 months
Phase 1/2
Embolden

Key Design Elements Carried Into Embolden

Phase 1/2	Embolden
1E15 vg dose	
Steroid-only immunosuppression regimen	
Trial sites at Rett Centers of Excellence	
Standardized CGI-I training at all sites	
Independent, central review of video-based milestone assessments based on pre-specified definitions	Independent, central, blinded review of video-based milestone assessments based on pre-specified definitions

NEUROGENE
As of data cutoff date of June 16, 2026
29

COMMERCIAL READINESS & KEY ANTICIPATED MILESTONES

Building a Strong Foundation for Commercialization Internal CMC capabilities and manufacturing facility to produce commercial product Positioning Embolden clinical trial sites for rapid conversion to commercial sites at launch Payor research confirms strong reimbursement potential for NGN-401 Embolden Clinical Trial Sites at Rett Centers of Excellence Separate payment to be issued for NGN-401, enabling hospitals to secure reimbursement without inpatient bundling constraints Outpatient pathway optionality intended to further simplify reimbursement 31

Wholly Owned and Fully Integrated In-House AAV Manufacturing GMP Manufacturing Toxicology Batch Manufacturing Process Development Quality Assurance Quality Control Analytical Development Flexibility to manufacture AAV product at low cost Own product quality and development timelines Process development expertise supports both HEK293 and Sf9/rBV manufacturing platforms Flexibility to rapidly adapt CMC execution to program needs Process and scale are consistent between clinical and commercial; avoids potential future comparability challenges 42,000 sq ft facility in Houston, with 6,000 sq ft of cleanrooms 32

Compelling Clinical Data Showed NGN-401 Restarts the Development Trajectory NGN-401 is Poised to Transform Treatment for Rett Syndrome 33 Completed Dosing in Embolden Registrational Trial Early Commercial- Readiness Underway • Chief Commercial Officer Added to Senior Leadership Team Expected to fund operations through Embolden data readout, BLA submission and pre-commercial activities TODAY UPCOMING ANTICIPATED MILESTONES Completion of PPQ runs by year-end 2026 Topline Data from Embolden in 2H 2027 BLA Submission for NGN-401 Continue Additional Commercial-Readiness Activities Strong Cash Balance into 1Q 29

APPENDIX: ADDITIONAL NGN-401 DATA

RSGMS Phase 1/2 Data Showed Meaningful Gains in Gross Motor Function

Overview of Rett Syndrome Gross Motor Scale (RSGMS)

Validated clinical tool that assesses 15 key gross motor abilities specifically in individuals with Rett syndrome

Increase in 3+ points is considered a meaningful gain in motor ability

Mean RSGMS Total-Score Gain Exceeded Natural History Normalized to One Year Rate


Post Treatment (N=10)
5.2-point increase
(95% CI: 1.3,9.0)
Natural History* (N=33)
0.8-point decrease
P<0.001; One sample Wilcoxon test

Real World Impact of RSGMS Gains: Examples of Reduced Caregiver Burden

5/7 improved

7 unable to perform independently at baseline

SIT TO STAND

Reduces physical burden on caregiver, enhances independence

5/6 improved

6 ambulatory unable to perform independently at baseline

STAND UP FROM FLOOR

Complex motor planning allowing for greater autonomy and reduced caregiver physical burden

NEUROGENE

* Bisgaard AM *et al. Front Neurol* 2026; 16: 1702703
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RSHFS Phase 1/2 Data Showed Meaningful Gains in Hand Function

Overview of Rett Syndrome Hand Function Scale (RSHFS)

Validated clinical tool that assesses levels of hand function specific to Rett syndrome

Increase in 1+ points is considered a meaningful gain in hand function

Mean RSHFS Total-Score Gains Exceed Natural History

Post Treatment (N=10; 1-2.5 years)

Natural History (N=158; over 3-6 years*)



100% improved in hand function
15% improved

P<0.001; Exact binomial test

Real World Impact: More ability to play, less reliance on caregiver at mealtime, participation in family routines

10/10 improved

N=8/10 improved in total score, N=1 improved grasp, N=1 acquired new hand function developmental milestone

GRASPING, PICKING UP, HOLDING LARGE OR SMALL OBJECTS

Enhances ability to self-feed, increases independence

1.8 point gain per hand

7/9 bilateral improvement

N=9 at baseline had significant hand function impairment

MORE COMPLEX ACTIVITIES

Enables using utensils, more coordination to play, interact, and be independent

NEUROGENE

*Downs J *et al.* *J Pediatr* 2021; 237: 244–249; PMID: 34214590

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ICV Delivery Achieves Greater Expression in the Brain Compared to IT-L ICV = Intracerebroventricular IT-L = intrathecal lumbar ESGCT 2025 ICV route of delivery has been shown in preclinical models to have greater targeting of brain and nervous system regions underlying Rett syndrome pathophysiology compared to IT-L An estimated 30,000 ICV procedures are performed by neurosurgeons annually in the U.S. and require minimal downtime/recovery 37